FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2005

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On November 25, 2005, Telephone and Data Systems, Inc. ("TDS") entered into a bonus deferral and stock unit match agreement with LeRoy T. Carlson, Jr. related to his 2006 bonus. LeRoy T. Carlson Jr. is a director of and the President and Chief Executive Officer of TDS.

         LeRoy T. Carlson, Jr.'s bonus deferral and stock unit match agreement attached hereto as an exhibit is incorporated by reference herein. The following is a brief summary of the agreement which is qualified by reference to the complete agreement attached as an exhibit. Certain capitalized terms are used as defined in the agreements attached as exhibits.

         LeRoy T. Carlson, Jr. has elected to defer 15% of his annual bonus for 2006 into the TDS Bonus Deferral and Stock Unit Match Program. The program allows eligible executives to defer up to 100% of their annual bonus up to a maximum of $400,000 and receive a TDS Common Stock Unit Match on the amount deferred. TDS will credit to each executive enrolled in the TDS Bonus Deferral and Stock Unit Match Program, a company match amount equal to the sum of (i) 25% of the amount credited to the executive's TDS Bonus Deferral and Stock Unit Match Account up to 50% of their total annual bonus and (ii) 33% of the amount credited to executive's TDS Bonus Deferral and Stock Unit Match Account for any amounts that they elect to defer that exceed 50% of their total annual bonus award, subject to the $400,000 limitation. The executive is always 100% vested in all bonus amounts that have been deferred under this Program and any dividends credited under this Program. The Company Stock Unit Matches will vest ratably over three years following the year in which the bonus was earned.

         LeRoy T. Carlson, Jr. has elected to receive his distributable balance in a lump sum payment in January 2016.

         The Agreement in the TDS Bonus Deferral and Stock Unit Match Program are subject to the provisions of TDS's Amended and Restated 2004 Long-Term Incentive Plan and shall be interpreted in accordance therewith.

         On December 2, 2005, United States Cellular Corporation ("USCC"), a subsidiary of TDS, entered into two deferred compensation agreements with John E. Rooney. Mr. Rooney is a director of and the President and Chief Executive Officer of USCC. The first agreement calls for the deferral of Mr. Rooney's 2006 annual bonus into a Phantom Stock Account in accordance with USCC's 2005 Long-term Incentive Plan. The second agreement calls for a partial deferral of Mr. Rooney's 2006 gross salary into an Interest Account.

         Mr. Rooney's deferred compensation agreements attached hereto as exhibits are incorporated by reference herein. The following is a brief summary of the two types of agreements which are qualified by reference to the complete agreements attached as exhibits. Certain capitalized terms are used as defined in the agreements attached as exhibits.

        Phantom Stock Account: Mr. Rooney has elected to defer 100% of his annual bonus for 2006 into the Deferred Compensation Account as of the date the bonus check is issued which will be 100% vested. USCC will credit to the Deferred Compensation Account a company match amount equal to the sum of (i) 25% of the amount credited to the Deferred Compensation Account as of such date which is not in excess of one-half of the Executive's total gross bonus for the Bonus Year and (ii) 33 1/3% of the amount credited to the Deferred Compensation Account as of such date which is in excess of one-half of the Executive's total gross bonus for the Bonus Year. One-third of the amount credited to the Executive's Deferred Compensation Account (as adjusted for deemed investment returns under the deferred compensation agreement) shall become vested on each of the first three annual anniversary dates of December 31st 2006, provided that the Executive is an employee of USCC (or a parent or subsidiary of USCC) on such date and the amount credited to the Deferred Compensation Account has not been withdrawn or distributed before such date.

         An amount credited to the Deferred Compensation Account shall be deemed to be invested in whole and fractional USCC Common Shares at the closing sale price on the principal national stock exchange on which such stock is traded on the date as of which the amount is credited to the Deferred Compensation Account or, if there is no reported sale for such date, on the next preceding date for which a sale was reported.

         Mr. Rooney has elected to receive his distributable balance in a lump sum payment upon separation of service.

         The Agreement in the phantom stock account is subject to the provisions of the USCC 2005 Long-term Incentive Plan and shall be interpreted in accordance therewith.

        Interest Account: Mr. Rooney has elected to defer 20% of his gross semi-monthly payroll check for services performed in 2006 into the Deferred Compensation Account. The percentage deferral shall be in effect for the entire calendar year.

         Commencing on February 28th 2006, and on the last day of each month thereafter until all of the Deferred Compensation Account has been paid, there shall be credited to such Account (before any amount is credited for the month then ending), interest compounded monthly computed at a rate equal to one-twelfth (1/12) of the sum of (a) the average twenty (20) year Treasury Bond rate of interest (as published in the Wall Street Journal for the last day of the preceding month) plus (b) 1.25 percentage points.

        Mr. Rooney has elected to receive his distributable balance in a lump sum payment upon separation of service.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: December 8, 2005

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller (Principal Accounting Officer)

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EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
10.1	Summary of the TDS Bonus Deferral and Stock Unit Match Program is hereby incorporated by reference to Exhibit 10.2 to TDS's Current Report on Form 8-K dated December 17, 2004.
10.2	TDS 2006 Bonus Deferral Agreement between LeRoy T. Carlson, Jr. and TDS dated November 25, 2005.
10.3	Executive Deferred Compensation Agreement - Phantom Stock Account for 2006 bonus year between John E. Rooney and U.S. Cellular dated December 2, 2005 is hereby incorporated by reference to Exhibit 10.1 to U.S. Cellular Corporation's Current Report on Form 8-K filed on December 8, 2005.

10.4	Executive Deferred Compensation Agreement - Interest Account for 2006 between John E. Rooney and U.S. Cellular dated December 2, 2005 is hereby incorporated by reference to Exhibit 10.2 to U.S. Cellular Corporation's Current Report on Form 8-K filed on December 8, 2005.

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